UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2018

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of the Company was held on May 18, 2018. At the close of business on March 20, 2018, which was the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 580,976,087 outstanding shares of common stock eligible to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting are as follows:

1. Election of Directors: Our stockholders elected the following twelve directors to each serve a one-year term expiring on the date of the 2019 Annual Meeting of Stockholders or until his or her earlier resignation or successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Sharon Y. Bowen	484,666,365	275,919	267,509	33,950,567
Ann M. Cairns	484,606,747	343,518	259,528	33,950,567
Charles R. Crisp	468,714,345	16,220,371	275,077	33,950,567
Duriya M. Farooqui	484,617,483	307,201	285,109	33,950,567
Jean-Marc Forneri	469,814,985	15,131,139	263,669	33,950,567
Lord Hague of Richmond	483,841,194	1,080,963	287,636	33,950,567
Frederick W. Hatfield	477,787,539	7,144,716	277,538	33,950,567
Thomas E. Noonan	484,626,164	294,850	288,779	33,950,567
Frederic V. Salerno	416,641,727	67,135,896	1,432,170	33,950,567
Jeffrey C. Sprecher	471,966,057	9,770,486	3,473,250	33,950,567
Judith A. Sprieser	474,080,690	10,869,266	259,837	33,950,567
Vincent Tese	371,438,569	113,486,349	284,875	33,950,567

2. Advisory Resolution on Executive Compensation: Our stockholders approved the proposal on executive compensation. As previously disclosed, our Board has determined to hold advisory votes on executive compensation annually.

For	Against	Abstain	Broker Non-Votes
466,407,707	18,328,583	473,503	33,950,567

3. Approval of the 2018 Employee Stock Purchase Plan: Our stockholders approved the 2018 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
480,939,590	4,094,468	175,735	33,950,567

4. Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
511,849,835	6,990,417	320,108

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 21, 2018	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
Senior Vice President, Associate General Counsel